Bernzott U.S. Small Cap Value Fund
(Ticker Symbol: BSCVX)

A series of Investment Managers Series Trust (the “Trust”)

Supplement dated January 9, 2024, to the

Prospectus and Statement of Additional Information (“SAI”),

both dated October 1, 2023.

Robert Fitzpatrick, CFA, no longer serves as portfolio manager to the Bernzott U.S. Small Cap Value Fund. Accordingly, effective immediately, all references in the Prospectus and SAI to Mr. Fitzpatrick are hereby deleted in their entirety. The Fund continues to be managed by Kevin Bernzott and Jeff Karansky.

Please file this Supplement with your records.